SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 3, 2021

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane Greenwich, CT	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 976-6951

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 par value	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 3, 2021, XPO Logistics, Inc. (“XPO”) entered into a Refinancing Amendment (Amendment No. 6 to Credit Agreement) (the “Amendment”), by and among XPO, its subsidiaries signatory thereto, as guarantors, the lenders party thereto and Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent (the “Administrative Agent”), which amended XPO's Senior Secured Term Loan Credit Agreement, dated as of October 30, 2015 (as previously amended, amended and restated, supplemented or otherwise modified, the “Term Loan Credit Agreement”), by and among XPO, certain of its subsidiaries, the lenders and the Administrative Agent.

Pursuant to the Amendment, the outstanding $2,003,000,000 principal amount of term loans under the Term Loan Credit Agreement (the “Existing Term Loans”) were replaced with an equal amount of new term loans (the “New Term Loans”) having substantially similar terms as the Existing Term Loans, except with respect to issue price, the interest rate applicable to the New Term Loans, prepayment premiums in connection with certain voluntary prepayments and certain other provisions. Proceeds from the New Term Loans were used to refinance the Existing Term Loans.

The interest rate margin applicable to the New Term Loans was reduced to 0.75%, in the case of base rate loans, and 1.75%, in the case of LIBOR loans (with the LIBOR floor remaining at 0.0%). The interest rate margin applicable to the Existing Term Loans under XPO's existing term B facility was 1.0%, in the case of base rate loans, and 2.0%, in the case of LIBOR loans, and to the Existing Term Loans under XPO's existing term B-1 facility was 1.5%, in the case of base rate loans, and 2.5%, in the case of LIBOR loans. The maturity of the New Term Loans remains unchanged at February 23, 2025.

Morgan Stanley, Goldman Sachs, Barclays, Citigroup, Credit Agricole, Credit Suisse, Deutsche Bank and Wells Fargo served as joint bookrunners, and Wachtell, Lipton, Rosen & Katz acted as legal advisor on the transaction.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On March 3, 2021, XPO issued a press release announcing the transactions described above in Item 1.01 and Item 2.03 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Refinancing Amendment (Amendment No. 6 to Credit Agreement), dated as of March 3, 2021, by and among XPO Logistics, Inc., the subsidiaries signatory thereto, as guarantors, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent

99.1	Press Release of XPO Logistics, Inc., dated March 3, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the U.S. Securities and Exchange Commission and the following: economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to implement our cost and revenue initiatives; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; matters related to our intellectual property rights; fluctuations in currency exchange rates; fuel price and fuel surcharge changes; natural disasters, terrorist attacks or similar incidents; risks and uncertainties regarding the potential timing and expected benefits of the proposed spin-off of our logistics segment, including final approval for the proposed spin-off and the risk that the spin-off may not be completed on the terms or timeline currently contemplated, if at all; the impact of the proposed spin-off on the size and business diversity of our company; the ability of the proposed spin-off to qualify for tax-free treatment for U.S. federal income tax purposes; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our substantial indebtedness; our ability to raise debt and equity capital; fluctuations in fixed and floating interest rates; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers and efforts by labor organizations to organize our employees; litigation, including litigation related to alleged misclassification of independent contractors and securities class actions; risks associated with our self-insured claims; risks associated with defined benefit plans for our current and former employees; and governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; and competition and pricing pressures.

All forward-looking statements set forth in this report are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this report speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2021	XPO LOGISTICS, INC.
	By:	/s/ Karlis P. Kirsis
Karlis P. Kirsis
Corporate Secretary